UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2024

CITIZENS FINANCIAL GROUP, INC.

(Exact Name of Registrant as Specified In Its Charter)

Delaware	001-36636	05-0412693
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Citizens Plaza Providence, RI	02903
(Address of principal executive offices)	(Zip Code)

(203) 900-6715

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	CFG	New York Stock Exchange

Depositary Shares, each representing a 1/40th interest in a share of 6.350% Fixed-To-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series D	CFG PrD	New York Stock Exchange

Depositary Shares, each representing a 1/40th interest in a share of 5.000% Fixed-Rate Non-Cumulative Perpetual Preferred Stock, Series E	CFG PrE	New York Stock Exchange

Depositary Shares, each representing a 1/40th interest in a share of 7.375% Fixed-Rate Non-Cumulative Perpetual Preferred Stock, Series H	CFG PrH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03.	Material Modification to Rights of Security Holders.

Upon issuance of the 7.375% Fixed-Rate Non-Cumulative Perpetual Preferred Stock, Series H, liquidation preference of $1,000 per share (the “Series H Preferred Stock”) by Citizens Financial Group, Inc. (the “Registrant”) on May 23, 2024, the ability of the Registrant to declare or pay dividends on, or purchase, redeem or otherwise acquire, shares of its common stock or any shares of other stock of the Registrant that rank junior to the Series H Preferred Stock will be subject to certain restrictions in the event that the Registrant does not declare and pay (or set aside) dividends on the Series H Preferred Stock for the last preceding dividend period, and the ability of the Registrant to declare full dividends on any preferred stock that ranks equally with the Series H Preferred Stock will be subject to certain limitations in the event the Registrant declares partial dividends on the Series H Preferred Stock. The terms of the Series H Preferred Stock, including such restrictions, are more fully described in, and this description is qualified in its entirety by reference to, the Certificate of Designations (as defined in Item 5.03 below), a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 17, 2024, the Registrant filed a Certificate of Designations (the “Certificate of Designations”) with the Secretary of State of the State of Delaware to establish the preferences, limitations and relative rights of the Series H Preferred Stock. The Certificate of Designations became effective upon filing, and a copy is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01.	Other Events.

On May 16, 2024, the Registrant entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC, BofA Securities, Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Wells Fargo Securities, LLC and Citizens JMP Securities, LLC, as representatives of the several underwriters listed therein, relating to the public offering of 16,000,000 depositary shares (the “Depositary Shares”), each representing a 1/40th interest in a share of the Series H Preferred Stock. The Underwriting Agreement contains various representations, warranties and agreements by the Registrant, conditions to closing, indemnification rights and obligations of the parties and termination provisions. The description of the Underwriting Agreement set forth above is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference. This Current Report on Form 8-K is being filed for the purpose of filing Exhibit 1.1 as an exhibit to the Registrant’s registration statement on Form S-3 (File No. 333-260150) (the “Registration Statement”) and such exhibit is hereby incorporated by reference into the Registration Statement.

The Depositary Shares were issued pursuant to a Deposit Agreement (the “Deposit Agreement”), dated May 23, 2024, among the Registrant, Computershare Inc. and Computershare Trust Company, N.A., acting jointly as depositary, and the holders from time to time of the Depositary Receipts described therein. A copy of the Deposit Agreement is attached hereto as Exhibit 4.2 and the form of Depositary Receipt is included as Exhibit A of the Deposit Agreement.

A copy of the opinion of Sullivan & Cromwell LLP, counsel for the Registrant, relating to the legality of the issuance and sale of the Depositary Shares is attached as Exhibit 5.1 to this Current Report on Form 8-K. Exhibits 5.1 and 23.1 of this Current Report on Form 8-K are hereby incorporated by reference into the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated May 16, 2024, among Citizens Financial Group, Inc. and Morgan Stanley & Co. LLC, BofA Securities, Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Wells Fargo Securities, LLC and Citizens JMP Securities, LLC, as representatives of the several underwriters listed on Schedule I thereto

3.1	Certificate of Designations of the Registrant with respect to the Series H Preferred Stock, dated May 17, 2024, filed with the Secretary of State of the State of Delaware and effective May 17, 2024 (incorporated herein by reference to Exhibit 3.2 of the Registration Statement on Form 8-A, filed May 23, 2024)

4.1	Filed as Exhibit 3.1

4.2	Deposit Agreement, dated May 23, 2024, among Citizens Financial Group, Inc. and Computershare Inc. and Computershare Trust Company, N.A., acting jointly as depositary, and the holders from time to time of the Depositary Receipts described therein (incorporated herein by reference to Exhibit 4.1 of the Registration Statement on Form 8-A, filed May 23, 2024)

4.3	Form of Depositary Receipt (included as Exhibit A to Exhibit 4.2)

5.1	Opinion of Sullivan & Cromwell LLP

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Citizens Financial Group, Inc. (Registrant)

Date: May 23, 2024	By:	/s/ Robin S. Elkowitz
	Name:	Robin S. Elkowitz
	Title:	Executive Vice President, Deputy General Counsel and Secretary